Exhibit 99

UBS
UBS Bank USA
C/o UBS Financial Services Inc.
1000 Harbor Blvd./7th Floor
Weehawken, NJ 07086

September 3, 2009

CLEAN DIESEL TECHNOLOGIES, INC.
ATTN: ANN RUPLE
10 MIDDLE STREET  SUITE 1100
BRIDGEPORT CT  06604-4259

Dear Valued Client:

This letter confirms the adjustments made to your Credit Line account:

Account Number:	5V57679

Previous Credit Approval*:	$6,500,000.00

Adjusted Credit Approval*:	$7,700,000.00

Please contact your Financial Advisor regarding information about your Credit Line or other credit services.

Thank you for choosing UBS Bank USA.

Sincerely,

/s/  Steven M. Stewart

Steven M. Stewart
Senior Vice President
UBS Bank USA